UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2025

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 1410, Boston, MA 02210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 Annual Meeting of Stockholders of Ondas Holdings Inc. (the “Company”) held on May 12, 2025 (the “Annual Meeting”), stockholders of the Company approved an amendment to the Ondas Holdings Inc. 2021 Stock Incentive Plan, as amended (the “2021 Plan”) to increase the number of shares of the Company’s common stock, par value of $0.0001 per share (“Common Stock”), authorized for issuance under the 2021 Plan from 11,000,000 shares of Common Stock to 26,000,000 shares of Common Stock (the “Plan Amendment”). The Board of Directors of the Company adopted the Plan Amendment on April 10, 2025, subject to stockholder approval.

A description of the material terms and conditions of the Plan Amendment is set forth on page 25 of the Company’s definitive proxy statement, as amended, initially filed with the Securities and Exchange Commission on April 21, 2025 (the “Proxy Statement”), and is incorporated herein by reference. The description of the Plan Amendment incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, attached to this report as Exhibit 10.1, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting. Each stockholder of Common Stock was entitled to one vote on each matter properly presented at the Annual Meeting for each share of Common Stock owned by that stockholder on the record date.

Proposal 1 – a proposal to elect six directors, each for a term expiring at the next annual meeting or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Eric A. Brock	41,323,695	764,634	35,425,152
Richard M. Cohen	40,637,829	1,450,500	35,425,152
Joseph Popolo	41,749,173	339,156	35,425,152
Randall P. Seidl	40,260,576	1,827,753	35,425,152
Jaspreet Sood	41,063,133	1,025,196	35,425,152
Ron Stern	41,582,739	505,689	35,425,053

Proposal 2 – a proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Vote
76,794,256	435,018	279,232	4,975

Proposal 3 – a proposal to obtain advisory approval of the Company’s executive compensation.

Votes For	Votes Against	Abstain	Broker Non-Vote
38,979,842	2,590,548	595,119	35,347,972

Proposal 4 – a proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 400,000,000 (the “Certificate of Amendment”).

Votes For	Votes Against	Abstain	Broker Non-Vote
65,008,522	11,100,741	1,404,218	N/A

The description of the Certificate of Amendment incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, attached to this report as Exhibit 3.1, and incorporated herein by reference.

Proposal 5 – a proposal to approve an amendment to the 2021 Stock Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of Common Stock authorized for issuance under the 2021 Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
33,569,908	7,792,724	725,696	35,425,153

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, filed on May 12, 2025.
10.1+	Amendment to the Ondas Holdings Inc. 2021 Incentive Stock Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Management Compensatory Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2025	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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